                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12


                                   WGNB CORP.
    ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:


         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:


         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:


         -----------------------------------------------------------------------

         5) Total fee paid:


         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
                                    --------------------------------------------

         2)  Form, Schedule or Registration No.:
                                                --------------------------------

         3)  Filing Party:
                          ------------------------------------------------------

         4)  Date Filed:
                        --------------------------------------------------------

                                   WGNB CORP.
                                201 MAPLE STREET
                                  P.O. BOX 280
                            CARROLLTON, GEORGIA 30117

                            NOTICE OF ANNUAL MEETING
                          TO BE HELD ON MARCH 12, 2002

To the Shareholders of WGNB Corp.:

         NOTICE IS HEREBY GIVEN that WGNB Corp. will hold its 2002 Annual Meeting of Shareholders in the Board Room of its main office located at 201 Maple Street, Carrollton, Georgia 30117 on Tuesday, March 12, 2002, at 3:00 p.m., local time, for the following purposes:

         1. To elect five Class II directors to serve on the Company's Board of Directors until the 2005 Annual Meeting of Shareholders; and

         2. To transact any other business that may properly come before the Meeting and any adjournments or postponements thereof.

         These items and other matters relating to the Annual Meeting are more fully discussed in the Proxy Statement that accompanies this notice. Also accompanying this Notice and Proxy Statement is a copy of the Company's 2001 Annual Report to Shareholders.

         Holders of record of the Company's common stock at the close of business on February 21, 2002, are entitled to receive notice of and to vote at the Annual Meeting. We will make available at the Company's main office a list of shareholders as of the close of business on February 21, 2002, for inspection during normal business hours during the ten-day period immediately preceding the Annual Meeting.

         Whether or not you expect to attend the Annual Meeting, please sign and date the accompanying proxy card and return the proxy card promptly in the enclosed postage paid reply envelope. Your prompt return of the proxy card will help the Company prepare for the Annual Meeting. If you return an executed proxy card and later decide to attend the Annual Meeting, you may revoke your proxy at the meeting and vote your shares in person.

                                     By Order of the Board of Directors,

                                     WGNB Corp.



                                     L. Leighton Alston
                                     President & Chief Executive Officer

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum at the meeting. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

Carrollton, Georgia
February 22, 2002

                                   WGNB CORP.
                                201 MAPLE STREET
                                  P.O. BOX 280
                            CARROLLTON, GEORGIA 30117


                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 12, 2002


                                 PROXY STATEMENT

         The Board of Directors of WGNB Corp. (the "Company") furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at the 2002 Annual Meeting of Shareholders of the Company. The meeting will be held in the Board Room at the Company's executive offices located at 201 Maple Street, Carrollton, Georgia 30117, on Tuesday, March 12, 2002, at 3:00 p.m., local time, for the purposes set forth in the Notice of Annual Meeting of Shareholders that accompanies this Proxy Statement. The proxies also may be voted at any adjournments or postponements of the meeting. The Company is sending this Proxy Statement to each holder of record of the Company's common stock, $1.25 par value per share, as of February 21, 2002, the record date for the meeting.

         This Proxy Statement and the accompanying form of proxy are first being sent or given to its shareholders on or about February 22, 2002.

EXECUTION AND REVOCATION OF PROXIES

         If a shareholder completes and signs the enclosed proxy as instructed and returns the proxy to the Secretary of the Company so that it is received at or before the Annual Meeting, the shares of common stock represented by the proxy will be voted at the Annual Meeting in accordance with the instructions on the proxy. Proxies that are not properly executed or are not received by the Secretary at or before the Annual Meeting will not be effective.

         A duly authorized person should sign each proxy on the shareholder's behalf if the shareholder is a corporation, partnership, trust or other entity. If the shares of common stock represented by a proxy are registered in more than one name, each registered owner should sign the proxy. If an authorized person executes the proxy pursuant to a power of attorney or as an executor, administrator, trustee or guardian, the person should include his or her full title on the proxy and enclose a certificate or other evidence of appointment with the proxy when delivering it to the Secretary. Proxies that are not properly executed will not be effective.

         A shareholder can revoke a proxy at any time prior to the exercise of the authority granted under that proxy. A proxy may be revoked by a shareholder in any of the following ways:

         - by attending the Annual Meeting and giving oral notice of the shareholder's election to vote in person;

         - by delivering to the Secretary an instrument revoking the proxy prior to the vote; or

         - by delivering a later-dated, properly executed proxy with respect to shares covered by the original proxy.

ACTION TO BE TAKEN UNDER THE PROXY CARD

         Unless instructed otherwise on a proxy, shares of common stock represented by a properly executed proxy will be voted at the Annual Meeting "FOR" the election of each of the Board of Directors nominees named under the heading "NOMINATION AND ELECTION OF DIRECTORS." As of the date of this Proxy Statement, the Company's management knows of no other matter to be brought before the Annual Meeting. Should any other matter properly come before the Annual Meeting, all shares of common stock represented by effective proxies will be voted, at their discretion, by the persons acting under such proxies.

VOTING RIGHTS

          Only holders of record of shares of common stock at the close of business on the record date are entitled to vote at the meeting or adjournments or postponements of the meeting. At the close of business on the record date, there were 3,100,355 shares of common stock outstanding.

         QUORUM REQUIREMENTS. The presence in person or by proxy of holders of a majority of the outstanding shares of common stock constitutes a quorum for purposes of the election of directors by the holders of common stock and for purposes of voting on any other matter that may be presented at the Annual Meeting. Abstentions with respect to a proposal and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted as present for purposes of establishing a quorum.

         ELECTION OF DIRECTORS. If a quorum is present at the Annual Meeting, the holders of common stock will elect five directors. Each shareholder will have one vote for each share of common stock held by the shareholder as of the record date. Pursuant to the Georgia Business Corporation Code, directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Thus, abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote. Cumulative voting will not be applicable to the election of directors at the Annual Meeting.

         OTHER MATTERS. Holders of common stock would be entitled to one vote for each share of common stock held as of the record date. For purposes of any such vote, if a quorum is present, a proposal will pass if the votes cast "for" the action exceed the votes cast "against" the action, unless otherwise provided in the Company's Articles of Incorporation, its Bylaws or the Georgia Business Corporation Code. Shares not voted with respect to any such matters (whether by abstention or broker non-vote) would not be included in vote totals and would not impact the vote. As of the date of this Proxy Statement, the Company knows of no matters other than the election of directors to be presented for action at the Annual Meeting.

         As of January 17, 2002, the Company's common stock is traded on the NASDAQ SmallCap Market under the trading symbol "WGNB".

                      NOMINATION AND ELECTION OF DIRECTORS


         The Board of Directors currently consists of fourteen members and is divided into three classes, with the term of each class staggered so that in any given year approximately one-third of the total Board membership shall stand for re-election. Board members are elected for a three-year term and serve until their successors are elected and qualified. The terms of the Company's current Class II directors will expire at the Annual Meeting. The terms of the current Class III and Class I directors will expire at the 2003 and 2004 Annual Meetings, respectively.

         The persons named in the enclosed proxy will vote FOR the five nominees named below under "Nominees for Directors" as the five Class II Directors, unless instructed otherwise in the proxy. The persons receiving the greatest number of votes, up to the number of directors to be elected, shall be the persons elected as Class II Directors. Each Director is to hold office until the 2005 Annual Meeting of Shareholders and until his successor is duly qualified and elected.

         The names and certain information concerning the persons to be nominated to become Class II directors by the Board of Directors at the Annual Meeting (and information regarding the current Class I and Class III directors which are not up for election at the Annual Meeting) are set forth below. YOUR BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW UNDER "NOMINEES FOR DIRECTORS". It is intended that shares represented by the proxies will be voted FOR the election to the Board of Directors of the persons named below unless authority to vote for nominees has been withheld in the proxy. Although each of the persons nominated has consented to serve as a director if elected and your Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors. The following information regarding the Company's directors (including the nominees) and executive officers is relevant to your consideration of the slate proposed by your Board of Directors.

NOMINEES FOR DIRECTORS

         The nominees for the Class II directors are:

         W. T. Green, Jr.
         L. G. "Jack" Joyner
         R. David Perry
         J. Thomas Vance
         Charles M. Willis, Sr.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS

         Class III directors, whose terms expire at the 2003 Annual Meeting of Shareholders, consist of L. Leighton Alston, G. Woodfin Cole, Richard A. Duncan, Dr. Thomas E. Reeve, III and Frank T. Thomasson, III. Class I directors, whose terms expire at the 2004 Annual Meeting of Shareholders, consist of L. Richard Plunkett, Thomas T. Richards, Oscar W. Roberts, III and Joe Whit Walker.

INFORMATION AS TO NOMINEES, OTHER DIRECTORS AND EXECUTIVE OFFICERS

         The following table provides biographical information for each director, nominee for director, and executive officer of the Company. All executive officers of the Company are chosen by the Board of Directors and serve at the Board's discretion. Except as otherwise indicated, each individual has been or was engaged in his or her present or last principal occupation, in the same or a similar position, for more than five years. There are no family relationships among any of the directors or executive officers of the Company.

NAME                          AGE         POSITION WITH THE COMPANY AND PRINCIPAL OCCUPATION
JOE WHIT WALKER               69          Mr. Walker is Chairman of the Board of
                                          Directors of the Company and West
                                          Georgia National Bank, the Company's
                                          bank subsidiary (the "Bank"). He has
                                          been a Director of the Company since
                                          1984 and a Director of the Bank since
                                          1971. Mr. Walker graduated from the
                                          State University of West Georgia, with
                                          a B.S. in Business Administration. He
                                          is President of Walker Oldsmobile,
                                          Cadillac, GMC, Buick, Pontiac, Inc. He
                                          is active in many charitable
                                          organizations, including the Tanner
                                          Medical Foundation.

L. LEIGHTON ALSTON            49          Mr. Alston is a Director of the
                                          Company and the Bank and currently
                                          serves as its Chief Executive Officer
                                          and President. He has been a Director
                                          of the Company and the Bank since
                                          1991. Mr. Alston is a graduate of the
                                          State University of West Georgia and
                                          of the Graduate School of Banking of
                                          the South at Louisiana State
                                          University. He joined the Bank in 1978
                                          after working for the Office of the
                                          Comptroller of the Currency as
                                          Assistant National Bank Examiner. In
                                          1991 he became President and CEO and a
                                          Director of the Bank and the Company.
                                          He assumed the sole title of Chief
                                          Executive Officer of the Bank and
                                          Finance Company in December, 1999. Mr.
                                          Alston is a member of the Existing
                                          Industry Committee of the Carroll
                                          County Chamber of Commerce, the
                                          Carrollton Redevelopment Authority and
                                          the West Georgia Business and
                                          Industrial Leaders Association, as
                                          well as serving as Chairman of the
                                          Carrollton Payroll Development
                                          Authority. He is also a member of the
                                          Regulation and Taxation Liaison
                                          Committee of the Community Bankers
                                          Committee of the Georgia Bankers
                                          Association, serves on the Board of
                                          Carroll County Economic Development
                                          Foundation, Inc. d/b/a Carroll
                                          Tomorrow, serves on the Advisory Board
                                          for the Carroll County Chapter of the
                                          Salvation Army and serves on the
                                          Finance Committee of the Carroll
                                          County Association for Retarded
                                          Citizens.

GRADY W. COLE                 49          Mr. Cole is a Director of the Company
                                          and the Bank. He has been a Director
                                          of the Company and the Bank since
                                          1992. Mr. Cole is President and CEO of
                                          Carroll Realty and Insurance Company
                                          where he has been employed since 1978.
                                          He is a graduate of the University of
                                          Georgia with a BBA in Finance. The
                                          Carrollton native is past Director of
                                          the Carrollton Rotary Club, the State
                                          University of West Georgia Foundation
                                          and the Tanner Medical Foundation. He
                                          is a past Director of the Carrollton
                                          City School Educational Foundation.

RICHARD A. DUNCAN             54          Mr. Duncan is a Director of the
                                          Company and also serves as its
                                          Executive Vice President. He has been
                                          a Director of the Company and the Bank
                                          since 1991. Mr. Duncan is also the
                                          President of the Bank. He joined the
                                          Bank in 1974. He is a graduate of the
                                          State University of West Georgia with
                                          a B.S. in Business Administration and
                                          the Graduate School of Banking of the
                                          South at Louisiana State University.
                                          Mr. Duncan is a member of the State
                                          University of West Georgia Athletic
                                          Booster Club, the Carrollton High
                                          School Athletic Booster Club and a
                                          member and past Director of the
                                          Carrollton Civitans. He also serves as
                                          a Trustee for the West Georgia
                                          Foundation, Inc.

W. T. GREEN, JR.              57          Mr. Green has served as a Director of
                                          the Company and the Bank since 1988.
                                          He is a 1966 graduate of the
                                          University of Georgia and is Chairman
                                          and CEO of Greenway Medical
                                          Technologies, Inc. a software company
                                          located in Carrollton, Georgia that
                                          designs

                                          computer software applications for
                                          healthcare providers. He was also
                                          President and CEO of Greenway
                                          Corporation, a software company he
                                          founded in 1992 that provided check
                                          imaging software for financial
                                          institutions. Greenway Corporation was
                                          sold to The BISYS Group, Inc., a
                                          publicly held corporation based in
                                          Little Falls, NJ in 1998. Mr. Green is
                                          Chairman of the Tanner Medical
                                          Foundation and a member of the Board
                                          of Directors of the State University
                                          of West Georgia Foundation. He is past
                                          President of the Carrollton Rotary
                                          Club and Sunset Hills Country Club.

L. G. (JACK) JOYNER           65          Mr. Joyner has served as a Director of
                                          the Company and the Bank since 1986.
                                          He is the owner of J & R Construction
                                          & Development, Inc., which specializes
                                          in commercial construction. He is also
                                          President of Ivy Bluff Properties,
                                          Inc., Ivy Bluff Farms and Joyner
                                          Poultry Farms, Inc. Mr. Joyner is a
                                          member and former Master of the Tyus
                                          Masonic Lodge #671 and currently
                                          serves as Chairman of the Tyus Baptist
                                          Church Finance Committee. He is also a
                                          past Chairman of the Board of the
                                          Carroll County Cattle Sales
                                          Corporation, Chairman of the Board of
                                          Southern States and a member of the
                                          Carrollton Sertoma Club.

R. DAVID PERRY                61          Mr. Perry is a Director of the Company
                                          and the Bank. He has been a Director
                                          of the Company since 1984 and a
                                          Director of the Bank since 1980. He is
                                          a retired pharmacist, graduated from
                                          the University of Georgia in 1962 with
                                          a B.S. in Pharmacy. Mr. Perry
                                          practiced pharmacy for twenty-five
                                          years and owned Perry's Westside
                                          Pharmacy in Carrollton. After retiring
                                          from pharmacy, he served as interim
                                          Executive Director of the Carroll
                                          County Chamber of Commerce and
                                          training consultant for the State
                                          University of West Georgia Continuing
                                          Education Department. In 1988, Mr.
                                          Perry was elected as sole Commissioner
                                          of Carroll County and later served as
                                          the Chairman of the Board of
                                          Commissioners of Carroll County. Other
                                          elected positions held were Chairman
                                          of the Democratic Executive Committee
                                          of Carroll County and member of the
                                          City of Carrollton Board of Education.
                                          He served as President of the
                                          Carrollton Jaycees and a member of
                                          Carrollton Kiwanis Club and Carrollton
                                          Rotary Club. He served on the Quorum
                                          Health Advisory Board, the State of
                                          Georgia Environmental Facilities
                                          Authority, the Chattahoochee Flint
                                          Development Authority, the City of
                                          Carrollton Zoning Board and the
                                          Recreation Commission. Mr. Perry
                                          currently is the Chairman of the Board
                                          of Directors of Tanner Medical Center,
                                          Inc., and a member of the Board of
                                          Directors of Systems & Methods, Inc.,
                                          a computer software company.

L. RICHARD PLUNKETT           59          Mr. Plunkett has served as a Director
                                          of the Company and the Bank since
                                          1992. He is president of Plunkett &
                                          Associates, Inc., a money management
                                          and investment firm. He is a graduate
                                          of Brown University and received his
                                          Masters of Business Administration,
                                          Finance, from Georgia State
                                          University. He earned his Chartered
                                          Financial Analyst certification in
                                          1973. Mr. Plunkett is a member of the
                                          Association for Investment Management
                                          and Research, the Society of
                                          International Business Fellows and CEO
                                          of the World President's Organization.
                                          He currently serves on the Southern
                                          College of Technology Apparel
                                          Education Foundation and the Robert
                                          Patilla Properties Board. He is a
                                          member of the Board of Trustees of the
                                          Michael C. Carlos Museum and the State
                                          Private Colleges and University
                                          Authority.

THOMAS E. REEVE, III, M.D.    45          Dr. Reeve has served as a Director of
                                          the Company and the Bank since 1992.
                                          He is also a partner of Carrollton
                                          Surgical Group, P.A. He is a graduate
                                          of Emory University and the Medical
                                          College of Georgia in Augusta and
                                          completed Surgical Training at the
                                          University of Mississippi Medical
                                          Center. He is a member of the Medical
                                          Association of Georgia, the Georgia
                                          Surgical Society, the Southeastern
                                          Surgical Society, the American Society
                                          of Breast Surgeons and the American
                                          Society of General Surgeons. Dr. Reeve
                                          is a Fellow of the American College of
                                          Surgeons and a Diplomat of the
                                          American Board of Surgery.

THOMAS T. RICHARDS            61          Mr. Richards has served as a Director
                                          of the Company and the Bank since
                                          1984. He is a graduate of Georgia
                                          Institute of Technology with a B.S. in
                                          Industrial Management and earned his
                                          MBA from the Harvard Business School.
                                          He is the President of Richards
                                          Mortgage Servicing and a member of the
                                          Board of Directors of Greenway Medical
                                          Technologies.

OSCAR W. ROBERTS, III         54          Mr. Roberts has served as a Director
                                          of the Company and the Bank since
                                          1996. He is a graduate of the State
                                          University of West Georgia and
                                          attended Graduate School at Georgia
                                          Institute of Technology. Mr. Roberts
                                          has owned a variety of retail and
                                          service businesses and currently
                                          manages personal investments and
                                          serves as Director of Gateway
                                          Investment Corp. He served as
                                          Treasurer of the Carrollton Kiwanis
                                          Club and is a past member of the
                                          Carrollton Jaycees.

FRANK T. THOMASSON, III       51          Mr. Thomasson has served as a Director
                                          of the Company and the Bank since
                                          1992. He is Division President of
                                          Thomasson Printing Company. He is a
                                          graduate of the State University of
                                          West Georgia. He serves on the Board
                                          of Directors of the Printing Industry
                                          of Georgia and is a past Chairman. Mr.
                                          Thomasson is currently a member of the
                                          Carrollton Rotary Club. He is a former
                                          Director of the Carroll County Chamber
                                          of Commerce and former Chairman of the
                                          Carrollton Housing Authority.

J. THOMAS VANCE               55          Mr. Vance has served as a Director of
                                          the Company and the Bank since 1991.
                                          He is a graduate of the University of
                                          Georgia School of Law, is a partner
                                          with the law firm of Tisinger,
                                          Tisinger, Vance & Greer, P.C., where
                                          his practice concentrates in the areas
                                          of business law, municipal law and
                                          healthcare law. He serves as General
                                          Counsel to Tanner Medical Center,
                                          Inc., Greenway Medical Technologies,
                                          Inc., the Carroll County Board of
                                          Education and Systems and Methods,
                                          Inc. He currently serves on the Board
                                          of Directors of Greenway Medical
                                          Technologies, Inc., Northstar Hotels,
                                          Inc. and Camp Sunshine.

CHARLES M. WILLIS, SR.        63          Mr. Willis is a Director of the
                                          Company and the Bank. He has served as
                                          a Director of the Company since 1984
                                          and as a Director of the Bank since
                                          1972. He is the co-owner of The Squire
                                          Shop, a men's clothing store in
                                          Carrollton, Georgia. He graduated from
                                          the University of Georgia with a BBA
                                          Degree in Business Administration in
                                          1962. He is past President of the
                                          Jaycees, Rotary Club and the Carroll
                                          County Chamber of Commerce.

H. JAMES CROWE                58          Mr. Crowe is Executive Vice President
                                          and Chief Operating Officer of the
                                          Bank. He is also President of West
                                          Georgia Credit Services, Inc., the
                                          Company's finance company subsidiary
                                          (the "Finance Company"). Mr. Crowe has
                                          been employed by the Bank in various

                                          capacities since October 1993. He has
                                          an extensive financial/banking
                                          background dating back to 1965. He
                                          attended Kennesaw State University and
                                          Georgia State University.

STEVEN J. HAACK               42          Mr. Haack is Chief Financial Officer
                                          of the Bank and Secretary/Treasurer of
                                          the Company. He has been employed by
                                          the Bank as its Chief Financial
                                          Officer since January, 1995 and has
                                          served as Secretary/Treasurer of the
                                          Company since 1998. He is a member of
                                          the Board of Directors of the Carroll
                                          County Water Authority and serves as
                                          Moderator on the Stewardship and
                                          Finance Committee of First
                                          Presbyterian Church in Douglasville.
                                          Mr. Haack holds a BBA in Accounting
                                          from Iowa State University. He is also
                                          a Certified Public Accountant. Mr.
                                          Haack has held senior management
                                          positions in banking since 1989. Prior
                                          to his banking career, he practiced as
                                          a Certified Public Accountant in
                                          Atlanta.

W. GALEN HOBBS, JR.           42          Mr. Hobbs is Senior Vice President and
                                          Senior Commercial Loan Officer of the
                                          Bank. He has been employed by the Bank
                                          in various capacities since 1991. Mr.
                                          Hobbs holds a BA in Economics from
                                          Hampden-Sydney College and an MBA from
                                          the State University of West Georgia.
                                          He is a graduate of the Graduate
                                          School of Banking of the South at
                                          Louisiana State University. Mr. Hobbs
                                          is a Director of the Carroll County
                                          Chamber of Commerce, Treasurer of the
                                          Carrollton Rotary Club, Treasurer of
                                          the West Georgia Industrial Leaders,
                                          and President of the Nema Lomason
                                          Friends of the Library.

H.B. LIPHAM, III              36          Mr. Lipham is Senior Vice President of
                                          the Bank. He has been employed by the
                                          Bank in various capacities since 1994,
                                          serving as Senior Vice President since
                                          1999. Mr. Lipham holds a BBA in
                                          Accounting from the State University
                                          of West Georgia. He is a graduate of
                                          the University of Georgia Banking
                                          School. He serves on the Board of
                                          Directors of the Tanner Medical
                                          Foundation. He is also past President
                                          of the Villa Rica Lions Club and
                                          Optimist Club.

ATTENDANCE AT MEETINGS AND BOARD COMMITTEES

         The Board of Directors conducts its business through the meetings of its Board and through activities of certain committees of the Bank. All committees act for both the Company and the Bank. The Board of Directors of the Company meets monthly and may have additional special meetings. During the fiscal year ending December 31, 2001, the Board of Directors met thirteen times. No director attended fewer than 75% in the aggregate of the total number of Company Board of Directors meetings held during the year ended December 31, 2001 and the total number of meetings held by committees on which he served during such fiscal year. In addition to other committees, the Board has standing executive, nominating, executive compensation and audit committees. During the fiscal year ending December 31, 2001, these committees were constituted as follows:

         EXECUTIVE COMMITTEE. The Executive Committee consisted of R. David Perry, Chairman, L. G. Joyner, Thomas T. Richards, J. Thomas Vance, Joe Whit Walker, Charles M. Willis, Sr. and L. Leighton Alston. The function of the Committee is to act on items requiring Board approval between meetings and to coordinate the work of the other committees. The Executive Committee also approves all matters relating to the evaluation and compensation of the Company's Chief Executive Officer. The Executive Committee met eleven times during the 2001 fiscal year.

         NOMINATING COMMITTEE. The Nominating and Board Review Committee ("Nominating Committee") consisted of R. David Perry, Chairman, L. G. Joyner and Charles M. Willis, Sr. The function of the Nominating Committee is to select, screen and recommend to the Board nominees for election as directors and to review any shareholder nominations for compliance with the notice procedures set forth in the Company's Bylaws. For example, shareholder nominations must be in writing and must be received by the Company prior to the deadline stated elsewhere in this proxy statement. In addition, the shareholder must provide certain personal information relating to his ownership of Company shares and information relating to the person such shareholder proposes to nominate for director including such person's consent to serve if elected. The Nominating Committee also has ongoing responsibility for Board performance, ensuring individual Board members' continuing commitment to the Board and the Company's goals and objectives. The Nominating Committee met one time during the 2001 fiscal year.

         EXECUTIVE COMPENSATION COMMITTEE. The Executive Compensation and Management Succession Committee ("Executive Compensation Committee") consisted of R. David Perry, Chairman, W. T. Green, Jr., Dr. Thomas E. Reeve, III and Frank T. Thomasson, III, all of whom were outside directors. Its functions include the recommendation of compensation levels and officer titles to the Executive Committee for final approval and the review and facilitation of any management transition. The Executive Compensation Committee met three times during the 2001 fiscal year.

         AUDIT COMMITTEE. The Compliance, Audit and Examination Committee ("Audit Committee") consisted of Thomas T. Richards, Chairman, G. Woodfin Cole and Dr. Thomas E. Reeve, III. Its functions include the selection of a firm of certified public accountants to serve as independent auditors, discussion of the auditors' report with the Board of Directors and review of internal audit functions and internal accounting controls. The Board of Directors of the Company has adopted a comprehensive written charter for the Audit Committee, a copy of which is included as Appendix "A" to this Proxy Statement. The composition of the Company's Audit Committee complies with the National Association of Securities Dealers, Inc. ("NASD") rule for audit committees because the Committee has the required three members and Messrs. Richards, Cole and Reeve are independent directors under the applicable NASD rule. The Audit Committee met five times during the 2001 fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         All compensation decisions made during fiscal 2001 were made exclusively by the Executive Committee, with respect to the compensation of the Company's Chief Executive Officer, and the Compensation Committee, with respect to other officers and executive officers. The Compensation Committee considered the recommendations made by the various supervisors of the officers and executive officers whose compensation was being considered.

         The members of the Executive Committee during fiscal 2001 were Messrs. Perry, Joyner, Richards, Vance, Walker, Willis and Alston, none of whom were officers or employees of the Company or its subsidiaries during fiscal 2001 or any prior year, with the exception of Mr. Alston, who was the Company's Chief Executive Officer. Mr. Alston was not present for discussion and voting on matters affecting his compensation.

         The members of the Compensation Committee during fiscal 2001 were Messrs. Perry, Green, Reeve and Thomasson, none of whom were officers or employees of the Company or its subsidiaries during fiscal 2001 or in any prior year.

AUDIT COMMITTEE REPORT

         The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Annual Report on Form 10-K of the Company with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. However, members of the Audit Committee are not employees of the Company and have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are, in fact, "independent."

         The Audit Committee reviewed with Porter Keadle Moore, LLP, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the matters required to be discussed by SAS 61 (Communication with Audit Committees). In addition, the Committee has discussed with Porter Keadle Moore, LLP, their independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board Standard No. 1.

         The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the selection of the Company's independent auditors.

                                The Audit Committee



                                Thomas T. Richards, Chairman
                                G. Woodfin Cole
                                Dr. Thomas E. Reeve, III

CERTAIN RELATIONSHIPS AND CERTAIN TRANSACTIONS

         During the past year, West Georgia National Bank, as the Company's subsidiary, has had banking transactions in the ordinary course of its business with its directors and officers on substantially the same terms, including interest rates, collateral, and repayment terms on loans, as those prevailing at the time for comparable transactions with other customers. The extensions of credit by the Bank to these persons have not and do not currently involve more than the normal risk of collectability or present other unfavorable features and have complied with the Bank's lending policies and statutory lending limits.

         The Company does not intend to enter into any transactions in the future with or involving any of its officers or directors or any members of their immediate family on terms that would be less favorable to the Company than those that would be available from unaffiliated third parties in arms-length transactions. The Company has established an Interested Director Transaction Approval Committee (the "Director Transaction Committee") and delegated to this committee responsibility for reviewing and approving any transaction involving the Company and any director (or member of that director's immediate family or other affiliate of the director). The Director Transaction Committee is made up of three directors, each of whom qualify as a "disinterested director" under Georgia law and independent of management and influence of other members of the Board. To the extent possible, one member of the Director Transaction Committee is the Chairman of the Company's Audit Committee and one member is the Chairman of the Company's Executive Committee. The Director Transaction Committee has the ultimate authority to evaluate and, where appropriate, approve any proposed transaction between the Company and a director or related party of a director. In approving a particular transaction, the Director Transaction

Committee may consider all factors it deems necessary including the adequacy of the director's required disclosure, the effect the contemplated transaction could have on the ability of the Company to solicit and receive outside bids for similar services, the level of commitment the director is willing to give to warrant or guarantee the goods or performance of services required under the transaction and the difficult of the Company in enforcing its rights in the event of a dispute or default by the provider of goods or services under the transaction. For any transaction involving payments that would rise to the level where such transaction would be required to be reported under the securities laws, the Director Transaction Committee is required to perform a market check or solicit at least one competing bid for comparable products or services.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the number and percentage of shares of common stock beneficially owned as of February 8, 2002 by each director and nominee for director, each of the executive officers of the Company named in the "SUMMARY COMPENSATION TABLE," all directors and executive officers as a group, and each person known by the Company to be a beneficial owner of more than five percent (5%) of the common stock. Except as otherwise indicated, each beneficial owner has sole voting and investment power with respect to the shares of common stock listed.

NAME OF BENEFICIAL                                                               COMMON STOCK
OWNERS(1)                              TITLE                                         OWNED         PERCENT OF CLASS
---------                              -----                                     ------------      ----------------
L. Leighton Alston (a)                 CEO, President and Director                   65,033              2.07%
                                       CEO - Bank

Grady Woodfin Cole (b)                 Director                                      35,050              1.13%

Richard A. Duncan (c)                  Executive Vice President and                  87,394              2.82%
                                       Director
                                       President - Bank

W. T. (Tommy) Green, Jr. (d)           Director                                      62,188              2.00%

L. G. (Jack) Joyner (e)                Director                                      88,280              2.85%

R. David Perry                         Director                                      59,700              1.92%

L. Richard Plunkett (f)                Director                                       7,224                 *

Dr. Thomas E. Reeve III (g)            Director                                       1,919                 *

Thomas T. Richards                     Director                                     195,637              6.31%
P.O. Box 1510
Carrollton, Georgia (h)

Oscar W. Roberts, III (I)              Director                                      40,618              1.31%

Frank T. Thomasson, III                Director                                       1,600                 *

--------------

(*) Less than 1%
(1) Information relating to beneficial ownership of common stock is based upon "beneficial ownership" concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest. For instance, beneficial ownership includes stock owned by spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations or deferred compensation plans which are affiliated with the principal.

J. Thomas Vance (j)                    Director                                        15,194                 *

Joe Whit Walker                        Director and Chairman of the                   344,670             11.12%
P.O. Box 649                           Board
Carrollton, Georgia (k)

Charles M. Willis, Sr. (l)             Director                                        28,400                 *

Steven J. Haack,                       Secretary and Treasurer                            700                 *
                                       Chief Financial Officer - Bank


H. James Crowe (m)                     Executive Vice President and                     2,740                 *
                                       Chief Operating Officer - Bank


W. Galen Hobbs, Jr                     Sr. Vice President - Bank                          750                 *

H. B. Lipham, III                      Sr. Vice President - Bank                        1,435                 *

Louise Tyus Roberts Jewell (n)                                                        325,872             10.51%
2002 Bowdon Road
Carrollton, Georgia

Sally A. Bobick                                                                       199,008              6.42%
P.O. Box 1510
Carrollton, Georgia

All Executive Officers                                                              1,039,515             33.03%
and Directors as a
Group (18 persons) (o)

--------------
(*) Less than 1%

(a) Includes 16,249 shares owned by Mr. Alston's mother, which Mr. Alston controls and 39,736 options which are currently exercisable.

(b)      Includes 300 shares owned by Mr. Cole's minor children.

(c) Includes 2,366 shares owned by Mr. Duncan's minor children, 1,920 shares owned by his wife and 2,608 options which are currently exercisable.

(d) Includes 700 shares owned by W. T. Green Jr. Family Limited Partnership of which Mr. Green is the general partner, 100 shares owned by his wife and 100 shares owned by his minor child.

(e) Includes 3,480 shares owned by Ivy Bluff Properties, Inc., of which Mr. Joyner is president.

(f) Includes 6,000 shares owned by Mr. Plunkett's minor children and 424 shares held by Mr. Plunkett as custodian for his minor children.

(g)      Includes 319 shares owned by Dr. Reeve's wife.

(h)      Includes 100 shares owned by Mr. Richards' wife.

(i) Includes 2,928 shares owned jointly with Mr. Roberts' minor children and 400 shares owned by his wife.

(j) Includes 12,477 shares owned by the Estate of H.W. Richards which are controlled by Mr. Vance in his capacity as executor of the estate.

(k) Includes 38,400 shares owned by the Carl Walker Estate Marital Deduction Trust, 38,400 shares owned by the Carl Walker Remainder Trust which are controlled by Mr. Walker and 6,400 shares held by Mr. Walker's wife.

(l)      Includes 100 shares owned by Mr. Willis' wife.

(m)      Includes 1,960 options which are currently exercisable.

(n)      Includes shares held personally and as executrix of the Estate of Oscar
         W. Roberts, Jr.

(o)      See notes (a) through (n) above.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and 10% shareholders to file reports regarding initial ownership and changes in ownership with the Securities and Exchange Commission and any exchange upon which the Company's securities are listed. Executive officers, directors and 10% shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company's information regarding compliance with Section 16(a) is based solely on a review of the copies of such reports furnished to the Company by the Company's executive officers, directors and 10% shareholders. The Company believes that, during the fiscal year ending December 31, 2001, all of its executive officers, directors and 10% shareholders complied with all applicable Section 16(a) filing requirements.

                             EXECUTIVE COMPENSATION

         The table below sets forth the total compensation paid to the CEO and each of the Company's five highest paid executive officers (the "Named Executive Officers") for each of the Company's last three completed fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                     Annual Compensation                        Long Term Compensation
                                          -----------------------------------------       --------------------------------
                                                                         Other            Securities
     Name of Individual &                                                Annual           Underlying             Other
      Principal Position           Year    Salary           Bonus (a)  Compensation (b)     Options (c)       Compensation (d)
      ------------------           ----   --------         -------     ------------       -----------         ------------
L. Leighton Alston                 2001    136,053         276,701             *               8,904             18,263
CEO - Company                      2000    128,960         207,808             *               4,382             16,948
CEO - Bank                         1999    116,846         117,210        67,817               8,560             15,842

Richard A. Duncan                  2001    109,720          52,728             *               1,646             16,946
Exec. VP - Company                 2000    104,000          52,767             *               1,043             13,394
President - Bank                   1999    100,000          38,110             *               1,150             12,611

Steven J. Haack                    2001     89,675          40,400             *               1,059             12,389
Sec/Treas - Company                2000     85,000          36,668             *                 548             10,756
CFO - Bank                         1999     74,343          22,291             *                 320              8,855

H. James Crowe                     2001     99,700          42,000             *               1,235              6,171
COO - Bank                         2000     94,498          42,146             *                 783             11,162
President - Finance Co.            1999     86,192          31,236             *                 862              9,928

W. Galen Hobbs, Jr.                2001     93,262          31,777             *                 823             11,583
Sr. Vice President - Bank          2000     88,400          32,053             *                 522             11,477
                                   1999     78,802          22,967             *                 288              7,977

H. B. Lipham, III                  2001     93,262          31,777             *                 823              5,881
Sr. Vice President - Bank          2000     88,400          32,053             *                 522              8,659
                                   1999     78,802          23,466             *                 288              9,505

(*) The aggregate amount of certain perquisites and other benefits provided to each of the officers listed above did not exceed the lessor of $50,000 or 10% of his total annual salary and bonus in any of the years reported and so is not required to be included in the table.

(a) The amounts included represent two bonus plans, a profit sharing plan in which all employees participate and an executive bonus plan. For 2001, the respective amounts attributable to bonus plans and the profit sharing plan for each officer were as follows: Mr. Alston, $257,523 and $19,178; Mr. Duncan, $37,263 and $15,465; Mr. Haack, $27,760 and
         $12,640; Mr. Crowe, $27,947 and $14,053; Mr. Hobbs, $18,631 and
         $13,146; and Mr. Lipham, $18,631 and $13,146.
(b) Includes $65,469 reflecting above market earnings on option exercises and the use of a company automobile.
(c) Represents the number of options granted under Incentive Stock Option Agreements, as adjusted for stock splits.
(d) Includes contributions made to a 401(k) plan and life insurance premiums paid on behalf of such officers. For 2001, the amounts contributed to the 401(k) plan and premiums paid for each officer were as follows: Mr. Alston, $17,303 and $960; Mr. Duncan, $15,986 and $960; Mr. Haack, $11,530 and $859; Mr. Crowe, $5,215 and $956; Mr. Hobbs,
         $10,688 and $895; and Mr. Lipham, $4,986 and $895. Mr. Alston and Mr. Duncan also received director fees disclosed under the section "Director Compensation" on page 15 of this Proxy Statement.

OPTION GRANTS

         Certain executive officers of the Company and the Bank receive stock options under the Company's 1994 Incentive Stock Option Plan. The options are exercisable after five years from the date of grant at a price that equals the fair market value of the stock at the date of grant. All options expire ten years from the date of grant and are intended to be qualified stock options as defined under Section 422 of the Internal Revenue Code of 1986, as amended. The following table summarizes options granted during 2001 to each of the Named Executive Officers:

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                        Number of
                        Shares of                                             Potential Realizable
                          Common       Percent of                            Value at Assumed Annual
                          Stock           Total                               Rates of Stock Price
                        Underlying       Options    Exercise                 Appreciation for Option
                         Options       Granted to    or Base                         Terms
                        Granted in      Employees   Price per   Expiration   -----------------------
    Name                   2001          in 2001      share        Date        5%              10%
    ----                -----------    -----------  ---------   ----------   -------         -------
L. Leighton Alston         8,904           61.4       22.50      1/9/2011    125,993         319,290
Richard A. Duncan          1,646           11.4       22.50      1/9/2011     23,291          59,024
Steven J. Haack            1,059            7.3       22.50      1/9/2011     14,985          37,975
H. James Crowe             1,235            8.5       22.50      1/9/2011     17,475          44,286
W. Galen Hobbs, Jr.          823            5.7       22.50      1/9/2011     11,646          29,512
H. B. Lipham, III            823            5.7       22.50      1/9/2011     11,646          29,512

OPTION EXERCISES AND HOLDINGS

         The following table sets forth the name of the optionee, number of shares received upon exercise, the dollar value realized, the total number of unexercised options held at December 31, 2001 separately identified as exercisable and unexercisable and the aggregate dollar value of "in-the-money" unexercised options, separately identified as exercisable and unexercisable. The value of unexercised options which are exercisable and unexercisable is based on the stock price of $24.50 per share, the closing market price of the Company's shares at December 31, 2001.

                      OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

                                                                     NUMBER OF SECURITIES          VALUE OF
                                                                          UNDERLYING          UNEXERCISED IN THE
                                                                      UNEXERCISED OPTIONS      MONEY OPTIONS AT
                                                                         AT 12/31/01              12/31/01
                          SHARES ACQUIRED                                EXERCISABLE/           EXERCISABLE/
NAME                      ON EXERCISE (#)      VALUE REALIZED ($)        UNEXERCISABLE          UNEXERCISABLE
----                      ---------------      ------------------    ---------------------    ------------------
L. Leighton Alston             3,400               48,475 (1)             23,220 / 52,804      398,925 / 487,842
Richard A. Duncan              2,080               32,760 (2)                  0 /  8,603            0 /  76,244
Steven J. Haack                   --                   --                      0 /  1,927            0 /   5,202
H. James Crowe                   780               13,065 (3)                  0 /  6,458            0 /  57,256
W. Galen Hobbs, Jr.               --                   --                      0 /  1,633            0 /   4,508
H.B. Lipham, III                  --                   --                      0 /  1,633            0 /   4,508

         (1) The options exercised had an exercise price of $7.875 per share. The weighted average of the fair market values of the common stock on the dates of exercise was $22.132 per share.
         (2) The options exercised had an exercise price of $7.25 per share. On the date of exercise, the fair market value of the common stock was $23.00 per share.
         (3) The options exercised had an exercise price of $7.25 per share. On the date of exercise, the fair market value of the common stock was $24.00 per share.

DIRECTOR COMPENSATION

         The directors receive compensation in the form of fees for services performed as directors and members of various committees. Directors are paid $700 for each board meeting attended. Directors who serve on the various committees are paid fees ranging from $75 to $150 per meeting depending on the particular committee involved. Audit Committee members receive $75 per month regardless of the number of meetings held. The chairman also receives a flat fee of $2,000 per month. Each director has the option to receive his compensation in the form of the Company's stock. The following table discloses the name and amount of compensation for each director of the Company in 2001.

             NAME                                  2001
             ----                                --------
             L. Leighton Alston                  $ 15,300
             Richard A. Duncan.                    13,900
             Grady Woodfin Cole                    10,700
             W. T. Green, Jr.                      13,200
             L. G. Joyner                          18,800
             R. David Perry                        17,225
             L. Richard Plunkett                    8,700
             Dr. Thomas E. Reeve, III              10,375
             Thomas T. Richards                    15,850
             Oscar W. Roberts, III                 10,225
             Frank T. Thomasson, III                9,550
             J. Thomas Vance                        9,600
             Joe Whit Walker                       26,400
             Charles M. Willis, Sr.                18,650

EMPLOYMENT AGREEMENTS

         On September 10, 1996, the Company entered into an employment agreement with Mr. Alston, the Company's President and Chief Executive Officer. The employment agreement provided for an initial term of two years with automatic renewal terms of two years until either party gives notice of its intent not to renew the agreement 90 days prior to the end of the then current term. The employment agreement provided for an initial base salary of $111,137 for the fiscal year ending December 31, 1996, with annual raises as determined by the Company's Board of Directors. In addition, Mr. Alston has the right to participate in the Company's employee benefit plans such as medical coverage, life insurance, pension and profit sharing plans and is entitled to reimbursement of club dues and certain automobile expenses. Under the terms of the employment agreement, employment terminates upon death or total disability of Mr. Alston, and may be terminated by the Company for cause (such as misconduct, commission of certain crimes or acts, or initiation of removal proceedings by federal or state regulatory authorities). The employment agreement contains a change in control provision that provides Mr. Alston with the right to terminate his employment within 24 months of the date of a change in control and have such termination treated as a termination without cause meaning that Mr. Alston shall have the right to continue to be compensated through the term of the employment agreement. For purposes of the employment agreement, a change of control is deemed to have occurred at such time as (a) the individuals constituting the Company's or Bank's Board of Directors at the beginning of the employment cease for any reason to constitute at least a majority of said Board of Directors (unless any replacement directors are elected by or on the recommendation of the incumbent Board of Directors), (b) a notice is filed with the OCC or Federal Reserve for permission to acquire control of the Company or the Bank or more than 50% of the Company's or Bank's outstanding common stock, or (c) the Company or the Bank shall become a subsidiary of another entity or shall be merged or consolidated into another entity. The employment agreement also contains certain customary terms regarding proprietary information, confidentiality, and non-competition upon termination.

         In August 2000, the Bank entered into employment agreements with Mr. Duncan, who serves as its President, and with Mr. Lipham and Mr. Hobbs, who each serve as a Bank Senior Vice President. All of the employment agreements provide for an initial term of two years which may be extended for an additional year unless the executive or the Bank gives the other party notice of his or its intent not to renew the agreement 90 days prior to the end of the initial current term. The employment agreements provide for an initial base salary of $104,000, for Mr. Duncan, and $88,400, for each of Mr. Lipham and Mr. Hobbs. All compensation levels are subject to annual review and adjustment at the discretion of the Bank and all executives have the right to participate in all employee benefit plans available to similarly situated employees. In addition, Messrs. Duncan, Lipham and Hobbs are all entitled to reimbursement of club dues and a company provided automobile. The employment agreements may be terminated by the Bank for cause in the event of theft, dishonesty, nonperformance or violation of policy or if there has been a change in control (which, for purposes of these employment agreements means any transaction or transactions involving the sale of all or substantially all of the Company's assets, any transfer of more than 50% of the Company's common stock, or any merger or consolidation where the surviving entity is not controlled by the shareholders of the Company) and the executive declines to serve the Bank in another position or function at any location without a reduction in salary. The agreements may also be terminated by the Bank without cause although the Bank must pay the executive upon such termination a lump sum payment equal to twenty-four month's salary plus accrued vacation. The employment agreements also contain certain customary terms regarding proprietary information, confidentiality, and non-competition upon termination.

         Also in August 2000, the Bank entered into employment agreements with Mr. Crowe, who serves as its Executive Vice President and Chief Operating Officer, and with Mr. Haack, who serves as its Chief Financial Officer. Both of these employment agreements provide for an initial term of two years which may be extended for an additional year unless the executive or the Bank gives the other party notice of its intent not to renew the agreement 90 days prior to the end of the initial current term. The employment agreements provide for an initial base salary of $94,497, for Mr. Crowe, and $85,000, for Mr. Haack. These compensation levels are subject to annual review and adjustment at the discretion of the Bank and each executive has the right to participate in all employee benefit plans available to similarly situated employees. In addition, Mr. Haack is entitled to reimbursement of club dues; both Mr. Haack and Mr. Crowe are entitled to gasoline allowances. As with the employment agreements for Messrs. Duncan, Lipham and Hobbs described above, these employment agreements may be terminated by the Bank for cause in the event of theft, dishonesty, nonperformance or violation of policy or if there has been a change in control and the executive declines to serve the Bank in another position or function at any location without a reduction in salary. The agreements may also be terminated by the Bank without cause although the Bank must pay the executive upon such termination a lump sum payment equal to twenty-four month's salary plus accrued vacation. The employment agreements also contain certain customary terms regarding proprietary information, confidentiality, and non-competition upon termination.

REPORT ON EXECUTIVE COMPENSATION

         OVERVIEW AND PHILOSOPHY. The Company's executive compensation policies are established by the Executive Compensation Committee of the Board of Directors. The Executive Compensation Committee's objectives in designing and administering the specific elements of the Company's executive compensation program are as follows:

         - To link executive compensation rewards to increases in shareholder value, as measured by favorable long-term operating results and continued strengthening of the Company's financial condition.

         - To provide incentives for executive officers to work towards achieving successful annual results as a step in achieving the Company's long-term operating results and strategic objectives.

         - To correlate, as closely as possible, executive officers' receipt of compensation with the attainment of specified performance objectives.

         - To maintain a competitive mix of total executive compensation, with particular emphasis on awards related to increases in long-term shareholder value.

         - To attract and retain top performing executive officers for the long-term success of the Company.

         In furtherance of these objectives, the Executive Compensation Committee has determined that there should be three specific components of executive compensation: base salary, a cash bonus and stock benefit plans.

         BASE SALARY. The Executive Compensation Committee recommends and approves executive compensation on the basis of surveys of salaries paid to executive officers of other bank holding companies, and other financial institutions similar in size, market capitalization and other characteristics. The Committee's objective is to provide for base salaries that are competitive with the average salary paid by the Company's peers. The Committee also takes into account recommendations submitted by persons serving in a supervisory position over a particular officer or executive officer. In the case of compensation for the Company's Chief Executive Officer, the Executive Compensation Committee makes a recommendation to the Executive Committee who approves the appropriate compensation for the Chief Executive Officer. Mr. Alston abstains from voting on and discussions of matters affecting his compensation.

         BONUS. The Company pays a formula-based bonus on an annual basis based on satisfaction of a combination of individual and Company performance objectives. The amount of such bonuses are determined by the Executive Compensation Committee, in accordance with contractual obligations, subject to ratification by the Executive Committee. Draws against expected bonuses are paid on quarterly intervals during the first three quarters of the fiscal year with an additional draw against the expected bonus paid during December at that year. Any final amounts due an executive for bonus compensation are paid during February of the next fiscal year, following completion of the Company's audit for the preceding fiscal year end. As is the case with base salary, the Executive Committee approves annual bonus compensation for the Chief Executive Officer based on the formula guidelines described above.

         INCENTIVE STOCK OPTION PLAN. In addition, the Executive Compensation Committee believes that stock related award plans are an important element of compensation since they provide executives with incentives linked to the performance of the Company's common stock. In 1994, the Company's Board and shareholders adopted the WGNB Corp. Incentive Stock Option Plan (the "Stock Option Plan"), pursuant to which options to purchase up to 160,000 shares of common stock may be granted. The purposes of the Stock Option Plan are to attract, retain and motivate officers and key employees of the Company and its subsidiaries and to provide incentives and rewards for superior performance. The Company may grant options under the Stock Option Plan only to officers or key employees of the Company or any of its subsidiaries.

         The Executive Compensation Committee or the Board, as appropriate, determines the following pursuant to the Stock Option Plan:

         - the number of shares of common stock that are subject to each option granted (which is calculated based on the amount of the executive's bonus for the immediately preceding fiscal year divided by the market price of the common stock on the date of grant);

         -        the exercise price for each option;

         - the dates on which options are granted, become exercisable and expire; and

         -        any other conditions to which the options will be subject.

         If an optionee's employment is terminated for any reason other than death or permanent disability, any portion of the option that has not been previously exercised will terminate immediately. If the optionee dies while employed, the option may be exercised (if the agreement relating to the option so provides), at any time within the twelve-month period after the optionee's death during which the option would otherwise be exercisable, by the executor or administrator of the optionee's estate or by persons who have acquired the option directly from the optionee by bequest or inheritance. If the optionee's employment is terminated due to a permanent disability, the optionee will have the right to exercise the option (if the agreement relating to the option so provides) at any time within the twelve-month period after such termination during which the option would otherwise be exercisable.

         14,490 stock options were granted to executive officers of the Company during fiscal 2001.

         DEFINED CONTRIBUTION PLAN. The Company maintains a qualified retirement plan pursuant to Internal Revenue Code Section 401(k) (the "401(k) Plan") covering substantially all employees subject to certain minimum age and service requirements. The 401(k) Plan allows employees to make voluntary contributions and provides for discretionary matching contributions by the Company. The assets of the 401(k) Plan are held in trust for participants and are distributed upon the retirement, disability, death or other termination of employment of the participant. The Board, in its discretion, determines the amount of any Company contributions (currently 5% of the participants' salary), including the amount of any matching contributions to be made based on participants' 401(k) contributions (currently 6% of the participants' contributions).

         Employees who participate in the Profit Sharing Plan may contribute to their 401(k) account between one percent and fifteen percent (in increments of one percent) of their compensation by way of salary reductions that cannot exceed a maximum amount that varies annually in accordance with the Internal Revenue Code. The Company also makes available to 401(k) Plan participants the ability to direct the investment of their 401(k) accounts (including the Company's matching contributions) in various investment funds.

         The Company contributed $359,696 to the 401(k) Plan on behalf of all employees, including executive officers, during fiscal 2001. These contributions were allocated to the matching contribution accounts in each participant's 401(k) accounts. The Company's contributions to each of the executive officers named in the Summary Compensation Table are reflected in the last column of that table. All of the Company's executive officers who are named in the Summary Compensation Table and who had account balances under the 401(k) Plan were 100% vested in their accounts. Participants' interests in contributions allocated to their accounts vest over five years.

         LIFE INSURANCE. The Company maintains, at its expense, for the benefit of each of its full-time employees life insurance policies in the amount of 2.5 times the employee's annual salary, up to $250,000. The premiums paid by the Company for the benefit of the executive officers named in the Summary Compensation Table are included in the last column of that table.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         Mr. Alston's base salary is established in accordance with the terms of the employment agreement entered into between the Bank and Mr. Alston. See "--EMPLOYMENT AGREEMENTS." The Executive Committee, taking into account the recommendation of the Executive Compensation Committee, determines the Chief Executive Officer's compensation on the basis of several factors. In determining Mr. Alston's base salary, the Executive Committee reviewed compensation paid to chief executive officers of similarly situated banks and other financial institutions of similar asset size. The Committee believes that Mr. Alston's salary is generally competitive with the average salary paid to executives of similar rank and expertise at banking institutions which the Committee considered to be comparable and taking into account the Bank's superior performance and complex operations relative to comparable institutions.

         Mr. Alston received bonus compensation for fiscal 2001 pursuant to the same basic factors as described above under "- BONUS." In establishing Mr. Alston's bonus, the Committee considered the Company's overall performance, record of increase in shareholder value and success in meeting strategic objectives and his personal leadership and accomplishments. These factors were considered in conjunction with the Company's financial results for fiscal 2001 in relation to the Company's established business plan and achieving certain annual performance goals, including but not limited to, return on assets and return on equity and satisfactory results of regulatory examinations and independent audits.

         The Executive Compensation Committee believes that the Company's executive compensation program serves the Company and its shareholders by providing a direct link between the interests of executive officers and those of shareholders generally and by helping to attract and retain qualified executive officers who are dedicated to the long-term success of the Company.

                                 The Executive Compensation Committee



                                 R. David Perry
                                 W. T. Green, Jr.
                                 Thomas E. Reeve, III, M.D.
                                 Frank T. Thomasson, III

                             STOCK PERFORMANCE GRAPH

         The graph and table which follow show the cumulative total return on the Company's common stock for the period from August 14, 2000, (the date the Company's common stock was registered under Section 12 of the Securities Exchange Act of 1934) through the fiscal year ended December 31, 2001 with (1) the total cumulative return of all companies whose equity securities are traded on the Nasdaq Stock Market; (2) the total cumulative return of banks and bank holding companies in the south traded on the OTC bulletin board and pink sheets; and (3) the total cumulative return of banks and bank holding companies having assets of $100 million to $500 million and traded on the OTC bulletin board and pink sheets. The comparison assumes $100 was invested after the close of business on August 14, 2000 in the Company's common stock and in each of the foregoing indices and assumes reinvestment of dividends. The shareholder returns shown on the performance graph are not necessarily indicative of the future performance of the common stock or of any particular index.

                       CUMULATIVE TOTAL SHAREHOLDER RETURN
                  COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                    AUGUST 14, 2000 THROUGH DECEMBER 31, 2001

--------------------------------------------------------------------------------------------------
                                                                  PERIOD ENDING
--------------------------------------------------------------------------------------------------
INDEX                                               08/14/00     12/31/00    06/30/01     12/31/01
--------------------------------------------------------------------------------------------------
WGNB Corp.                                            100.00        97.03      101.83      105.86
--------------------------------------------------------------------------------------------------
NASDAQ - Total US*                                    100.00        63.75       56.09       50.59
--------------------------------------------------------------------------------------------------
SNL South OTC-Bulletin Board and Pink Banks           100.00        98.22      100.18      106.39
--------------------------------------------------------------------------------------------------
SNL $100M-$500M OTC-Bulletin Board and Pink Banks     100.00        96.91      104.62      111.63
--------------------------------------------------------------------------------------------------

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Porter Keadle Moore, LLP to audit the financial statements of the Company for the fiscal year ending December 31, 2002. Porter Keadle has audited the Company's financial statements since 1995. A representative of Porter Keadle will be present at the Annual Meeting to respond to any questions and to make a statement on behalf of his firm, if he so desires.

AUDIT FEES

         The following table provides information relating to the fees billed to the Company by Porter Keadle Moore, LLP for the year ended December 31, 2001.

         Audit Fees                                    $57,074

         Financial Information Systems
         Design and Implementation                     $     0

         All Other Fees                                $48,910

         Audit fees include all fees and out-of-pocket expenses for services in connection with the annual audits and review of quarterly financial statements for the Company. All other fees include $32,064 in fees and expenses for review of internal control procedures and strategic planning sessions, $10,600 in fees and expenses for tax services and $6,246 for the review of other financial information. The Audit Committee discussed these services with Porter Keadle Moore, LLP and determined that their provision would not impair Porter Keadle Moore, LLP's independence. There were no fees paid to Porter Keadle Moore, LLP for financial information systems design and implementation.

                                  OTHER MATTERS

SOLICITATION OF PROXIES

         The Company will solicit proxies for the Annual Meeting by mail. The Company will bear the cost of preparing, assembling, printing, mailing and soliciting proxy solicitation materials. The Company's officers and employees may also solicit proxies in person or by telephone, but they will not be specially compensated for such services. The Company will reimburse brokerage firms and other nominees, custodians and fiduciaries for the reasonable out-of-pocket expenses they incur in forwarding proxy solicitation materials to the beneficial owners of common stock held of record by them.

TRANSACTION OF OTHER BUSINESS AT THE 2002 ANNUAL MEETING

         If notice of a shareholder proposal that has not been submitted to be included in this Proxy Statement was not received by the Company on or before October 23, 2001, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment. No proposals had been received as of that date.

         At this time, the Board of Directors does not know of any matters to be presented for action at the 2002 Annual Meeting other than those mentioned in the Notice of Annual Meeting of Shareholders and referred to in this Proxy Statement. If any other matter comes before the Annual Meeting, it is intended that the persons who are named in the proxies will vote the shares represented by effective proxies in their discretion.

SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

         The Company provides all shareholders with the opportunity, under certain circumstances, to participate in the governance of the Company by submitting proposals that they believe merit consideration at the next Annual Meeting of Shareholders, which currently is expected to be held in April, 2003. To enable management to analyze and respond adequately to proposals and to prepare appropriate proposals for presentation in the Company's Proxy

Statement for the next Annual Meeting of Shareholders, any such proposal should be submitted to the Company no later than October 25, 2002, to the attention of its Secretary, at its principal office appearing on the front page of this Proxy Statement. Shareholders may also submit the names of individuals who they wish to be considered by the Board of Directors as nominees for directors. If any proposals are submitted by a shareholder for the next annual meeting and are received by the Company after October 25, 2002, these shareholder proposals will not be presented in the proxy materials to be delivered in connection with the next annual meeting and, if the matters are brought up at the meeting, the persons named in the form of proxy for that annual meeting will be allowed to use their discretionary authority with respect to voting on such shareholder matters.

INCORPORATION BY REFERENCE OF THIS PROXY STATEMENT

         The Audit Committee Report and the Report on Executive Compensation set forth on pages 8 and 16 of this Proxy Statement and the graph and related data set forth under the heading "STOCK PERFORMANCE GRAPH" on page 19 of this Proxy Statement shall not be deemed to be incorporated by reference into any report, statement or other filing made by the Company with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, or in any related prospectus, that incorporates this Proxy Statement by reference, in whole or in part, notwithstanding anything to the contrary set forth therein.

AVAILABILITY OF FORM 10-K

         Upon written request, the Company will provide, without charge, to shareholders that are entitled to receive this Proxy Statement a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, as filed with the SEC (including the financial statements and related schedules, but not including the exhibits thereto, which will be provided upon written request at the shareholder's expense). Requests for copies should be directed to Steven J. Haack, Secretary, at WGNB Corp., 201 Maple Street, P.O. Box 280, Carrollton, Georgia 30117, or by telephone at (770) 830-2945.

OTHER AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the SEC. Shareholders may inspect and copy such reports, proxy statements and other information at the Public Reference Section of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Shareholders may also obtain copies of the reports, proxy statements and other information from the Public Reference Section of the SEC, Washington, D.C. 20549, at prescribed rates. The SEC maintains a World Wide Web site on the internet at http://www.sec.gov that contains reports, proxies, information statements, and registration statements and other information filed with the SEC through the EDGAR system.

         PLEASE RETURN YOUR PROXY AS SOON AS POSSIBLE. UNLESS A QUORUM CONSISTING OF A MAJORITY OF THE OUTSTANDING SHARES ENTITLED TO VOTE IS REPRESENTED AT THE MEETING, NO BUSINESS CAN BE TRANSACTED. THEREFORE, PLEASE BE SURE TO DATE AND SIGN YOUR PROXY EXACTLY AS YOUR NAME APPEARS ON YOUR STOCK CERTIFICATE AND RETURN IT IN THE ENCLOSED PREPAID RETURN ENVELOPE. PLEASE ACT PROMPTLY TO ENSURE THAT YOU WILL BE REPRESENTED AT THIS IMPORTANT MEETING.

                             By Order of the Board of Directors

                             WGNB Corp.



                             L. Leighton Alston
                             President and Chief Executive Officer
February 22, 2002

                                  APPENDIX "A"


                                   WGNB CORP.

                           WEST GEORGIA NATIONAL BANK

                             AUDIT COMMITTEE CHARTER

                                     PREFACE

This charter governs the operations of the Audit Committee (the "Committee") for each of WGNB Corp. and its wholly-owned subsidiary, West Georgia National Bank (each referred to as the "Company") as of ______, 2001 (the "Effective Date").

- The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors.
- The Committee shall be appointed by the Board of Directors and shall comprise at least three directors, each of whom are independent of management and the Company.
- Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company as defined by the relevant rules promulgated by the Financial Accounting Standards Board ("FASB"), Securities and Exchange Commission ("SEC"), National Association of Securities Dealers ("NASD") or other applicable self-regulatory body.
- All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise as defined by the relevant SEC, FASB and NASD (or other applicable self-regulatory body) rules.
- The Board shall appoint the Committee's Chairperson and members annually.

STATEMENT OF POLICY

The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the Committee to maintain free and open communication between and among the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

- The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the board the selection of the Company's independent auditors.

- The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

- The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

- The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

AUDIT COMMITTEE MEETING PLANNER

To assist the Committee in implementing its charter, the following Audit Committee Meeting Planner has been developed consistent with the new requirements established by the Securities and Exchange Commission (the "SEC"), the securities exchanges and the Audit Standards Board in December 1999. The Committee meeting planner contemplates Committee chairperson leadership (with input from management and the auditors) in:

-        Developing a detailed agenda for each meeting

- Keeping lines of communications open among the board, auditors, and the Committee members

The chair of the Audit Committee may represent the entire Committee in order to facilitate conducting these reviews timely.

----------------------------------------------------------------------------------------------------------------------
A=ANNUALLY; Q=QUARTERLY; AN=AS NECESSARY                         FREQUENCY               PLANNED TIMING

----------------------------------------------------------------------------------------------------------------------
                                                                 A        Q       AN     Q1      Q2     Q3     Q4

----------------------------------------------------------------------------------------------------------------------
FINANCIAL MANAGEMENT

----------------------------------------------------------------------------------------------------------------------
Annual Report on Form 10-K [10-KSB] and proxy statement          X

----------------------------------------------------------------------------------------------------------------------
Quarterly Reports on Form 10-Q                                            X

----------------------------------------------------------------------------------------------------------------------
Assessment of internal control environment and systems of        X
internal controls

----------------------------------------------------------------------------------------------------------------------
New accounting and financial reporting requirements              X

----------------------------------------------------------------------------------------------------------------------
Status of significant accounting estimates and judgments                          X
(e.g., reserves) and special issues (e.g., major transactions, accounting changes, etc.).

----------------------------------------------------------------------------------------------------------------------
Other matters (adequacy of staffing, succession planning, etc.)                   X

----------------------------------------------------------------------------------------------------------------------
Executive session with management                                                 X

----------------------------------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS

----------------------------------------------------------------------------------------------------------------------
Results of annual audit (including required communications)      X

----------------------------------------------------------------------------------------------------------------------
Results of timely quarterly reviews (including required                   X
communications)*

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
A=ANNUALLY; Q=QUARTERLY; AN=AS NECESSARY                         FREQUENCY               PLANNED TIMING

----------------------------------------------------------------------------------------------------------------------
                                                                 A        Q       AN     Q1      Q2     Q3     Q4

----------------------------------------------------------------------------------------------------------------------
Report on internal control weaknesses and other                  X
recommendations and management response

----------------------------------------------------------------------------------------------------------------------
Scope of interim reviews and annual audit and fees               X

----------------------------------------------------------------------------------------------------------------------
Required written communication and discussion of independence    X

----------------------------------------------------------------------------------------------------------------------
Other matters (adequacy of financial staff, succession           X
planning, etc.)

----------------------------------------------------------------------------------------------------------------------
INTERNAL AUDITOR

----------------------------------------------------------------------------------------------------------------------
Scope of internal auditing plan for upcoming year                X

----------------------------------------------------------------------------------------------------------------------
Internal auditing costs (budget/actual)                          X

----------------------------------------------------------------------------------------------------------------------
Coordination with independent auditors                           X

----------------------------------------------------------------------------------------------------------------------
Defalcations and irregularities                                                   X

----------------------------------------------------------------------------------------------------------------------
Compliance review: Business conduct policy                       X

----------------------------------------------------------------------------------------------------------------------
Compliance review: Director and executive officer perquisites    X
and expenses

----------------------------------------------------------------------------------------------------------------------
Summary of significant audit findings and status update                 X
relative to annual plan

----------------------------------------------------------------------------------------------------------------------
Executive session with Director of Internal Auditing                              X

----------------------------------------------------------------------------------------------------------------------
OTHER MEMBERS OF MANAGEMENT

----------------------------------------------------------------------------------------------------------------------
Legal Matters (General Counsel)                                         X

----------------------------------------------------------------------------------------------------------------------
Conflict of interest and ethics policies                         X

----------------------------------------------------------------------------------------------------------------------
Litigation status/regulatory matters                                              X

----------------------------------------------------------------------------------------------------------------------
Information systems matters (MIS Director)                                        X

----------------------------------------------------------------------------------------------------------------------
Risk management processes and assessment (Risk Management                         X
Director)

----------------------------------------------------------------------------------------------------------------------
Tax matters (Tax Director)                                                        X

----------------------------------------------------------------------------------------------------------------------
Others                                                                            X

----------------------------------------------------------------------------------------------------------------------
AUDIT COMMITTEE

----------------------------------------------------------------------------------------------------------------------

Report results of annual independent audit to the Board          X

----------------------------------------------------------------------------------------------------------------------
Recommend to the Board the appointment of independent auditors   X

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
A=ANNUALLY; Q=QUARTERLY; AN=AS NECESSARY                         FREQUENCY               PLANNED TIMING

----------------------------------------------------------------------------------------------------------------------
                                                                 A        Q       AN     Q1      Q2     Q3     Q4

----------------------------------------------------------------------------------------------------------------------
Review annual proxy statement Audit Committee report and         X
charter

----------------------------------------------------------------------------------------------------------------------
Evaluate Audit Committee effectiveness (i.e., self-assessment)   X

----------------------------------------------------------------------------------------------------------------------
Reassess the adequacy of the Audit Committee charter and         X
obtain board approval

----------------------------------------------------------------------------------------------------------------------
Approval Audit Committee meeting planner for the upcoming year   X
and confirm mutual expectations with management and the
auditors

----------------------------------------------------------------------------------------------------------------------
Evaluate Internal Auditing's performance                         X

----------------------------------------------------------------------------------------------------------------------
Approve minutes of previous meeting                                       X

----------------------------------------------------------------------------------------------------------------------
Report significant matters to the board                                   X

----------------------------------------------------------------------------------------------------------------------
Executive session of Audit Committee members                                      X

----------------------------------------------------------------------------------------------------------------------
Orientation of new members and continuing education (e.g.,                        X
accounting and financial topics)

----------------------------------------------------------------------------------------------------------------------
Other matters                                                                     X
----------------------------------------------------------------------------------------------------------------------

AUDIT REPORT

The Committee shall make a written confirmation as required regarding the Audit Committee composition and charter as well as its interaction with the Company's auditors and management. The following is an example of an Audit Committee report that reflects the requirements of the SEC's rules as well as other disclosure, that, at a minimum, are meaningful to investors.

"The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held four meetings during fiscal year ____.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended _______ for filing with the Securities and Exchange Commission. The Committee and the board have also recommended the selection of the Company's independent auditors.


                                     , Audit Committee Chair
                         ------------



                                     , Audit Committee Member
                         ------------



                         -------------------------------------------------
                                     , Audit Committee Chair
                         ------------



                         -------------------------------------------------
                                     , Audit Committee Member
                         ------------


        , 200  "
--------     --

FORM OF PROXY

                                   WGNB CORP.

The undersigned hereby appoints L. Leighton Alston, Thomas T. Richards and Joe Whit Walker, or either one of them, with full power of substitution, as proxy for the undersigned, to vote all shares of common stock, $1.25 par value per share, of WGNB Corp. owned of record by the undersigned, with all powers the undersigned would have if personally present at the Annual Meeting of Shareholders of WGNB Corp. to be held on March 12, 2002 at 3:00 PM, at the Company's executive offices located at 201 Maple Street, Carrollton, Georgia 30117 and any adjournments thereof for the following purposes:

1. (a) FOR ALL NOMINEES ______WITHHOLD ALL NOMINEES _____ for election, by the holders of common stock of WGNB Corp.:


[ ]             W. T. GREEN, JR.                   L. G. JOYNER
                R. DAVID PERRY                     J. THOMAS VANCE
                CHARLES M. WILLIS, SR.

Instructions:   To withhold authority to vote for any individual nominee, place an X in the box on the left and strike a line through the nominees name listed above.


2. To transact such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL 1 IF NO INSTRUCTION TO THE CONTRARY IS INDICATED OR IF NO INSTRUCTION IS GIVEN.


THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WGNB CORP.


                                Dated:              , 2002
                                      --------------



                                -------------------------------------------
                                Signature

                                Print Name:
                                           --------------------------------

                                Address:
                                        -----------------------------------


                                -------------------------------------------

                                Number of Common Shares Voted:
                                                              -------------


Please mark, date and sign this Proxy and deliver it to any of the above-named proxies if you do not plan to attend the Annual Meeting.


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